SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of the earliest event reported) December 30, 1999


                       THE WELLCARE MANAGEMENT GROUP, INC.
        ----------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                                  -------------
                 (State or Other Jurisdiction of Incorporation)


          0-21684                                      14-1647239
          ----------                                   --------------
     (Commission File Number)                  (IRS Employer Identification No.)


     Park West/Hurley Ave. Extension
          Kingston, NY                                 12401
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(Address of Principal Executive Offices)             (Zip Code)


                                 (813) 290-6328
                               ------------------
              (Registrant's Telephone Number, Including Area Code)


                                      None
                                     -------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

(a)      Dismissal of Registrant's Certifying Accountant.

         (i) Deloitte & Touche LLP was previously the independent auditor for The WellCare Management Group, Inc. On December 30, 1999, Deloitte & Touche LLP was dismissed from such capacity.

         (ii) Deloitte & Touche's report on Registrant's financial statements for the years ended December 31, 1997 & 1998 did state that The WellCare Management Group, Inc.'s recurring losses from operations, working capital deficit, deficiency in assets and failure to maintain 100% of the contingent reserve requirements of the New York State Department of Insurance raise substantial doubts about the Registrant's ability to continue as a going concern. Other than as set forth above, Deloitte & Touche's report on Registrant's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and was neither qualified nor modified as to uncertainty, audit scope, or accounting principles.

         (iii) Registrant's decision to dismiss Deloitte & Touche as its independent auditors was recommended and approved by its Board of Directors.

         (iv) Deloitte & Touche LLP had a disagreement with Registrant's previous management during the 1997 audit.

                  (A) The disagreement was in regards to the need for a valuation allowance relating to deferred tax assets of the Company. Deloitte & Touche LLP requested and the Company obtained an investment banker's opinion as to the valuation of certain assets which could be sold by the Company pursuant to a tax planning strategy, which thus resolved the matter to the satisfaction of Deloitte & Touche LLP. Had an opinion satisfactory to Deloitte & Touche LLP not been received and had management maintained its stated position not to record a valuation allowance relating to such deferred tax assets absent said opinion, it would have caused Deloitte & Touche LLP to make reference to this matter in their report on the Company's financial statements for the year ended December 31, 1997.

                  (B) The Registrant's previous Board of Directors discussed the above matter with Deloitte & Touche LLP.

                  (C) The Registrant has authorized Deloitte & Touche LLP to respond fully to the inquiries of BDO Seidman LLP regarding the above mentioned disagreement.

         Other than as set forth above, during Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Deloitte & Touche, would have caused them to make reference to the subject matter of the disagreements(s) in connection with their opinion.

         (v) During Registrant's two most recent fiscal years and any subsequent interim period preceding such dismissal, Registrant has had no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.

         Exhibits

         16 Letter from Deloitte & Touche LLP regarding change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE WELLCARE MANAGEMENT GROUP, INC


Date:  January 5, 2000                  By: /s/  Kiran C. Patel
                                            -----------------------------
                                            Kiran C. Patel, M.D.
                                            Chairman of Board, President and CEO